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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

April 21, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2004. The net asset value at that date was $21.92 per share. During the quarter, three $0.115 per share monthly dividends were paid. In addition, on March 2, 2004, the fund announced an increase in its next three monthly dividends to $0.12 per share, payable on April 30, 2004, May 28, 2004 and June 30, 2004. The new dividend represents an increase of approximately 4.4% in the monthly rate.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Premium Income Realty Fund had a total return, based on income and change in net asset value, of 15.2%. This compares with the NAREIT Equity REIT Index's(a) total return of 12.0%.

    The overall equity market was generally choppy during the first quarter, as the broad market averages showed little change. In contrast, REITs performed well, driven by continued investor appreciation for the potential for REITs to continue to provide current income, lower volatility, competitive total returns, portfolio diversification and, most importantly in our opinion, the improving visibility and breadth of U.S. economic growth. Following the quarter-end, however, bond and stock markets, particularly REITs, had a decidedly negative response to the strong March jobs report. As more fully discussed in the 'Investment Outlook' section below, we believe that this is a temporary correction driven by valuation concerns of some investors and exacerbated by short-term technical factors. We believe that REIT valuations and growth prospects are more attractive now than at any time over the past several months.

    Approximately two and a half years into an economic recovery, we believe the impact is being felt broadly across the income-producing property markets in many parts of the United States as demand for space is increasing and rents are stabilizing. In our view, the resultant acceleration in REIT cash flow growth rates is what has been driving stock prices since last year. After a modest earnings decline in 2003, our forecast is for earnings growth to accelerate to mid-single digit growth this year and high single digit growth next year.

    The leadership patterns of recent quarters held during the first quarter. The regional mall group, continuing to enjoy the best fundamentals of any property type in our opinion, was the best performing sector with a 22.7% total return. Health care, a more interest rate sensitive sector, benefited from a further decline in interest rates and delivered 16.6%. Shopping centers' continued earnings consistency helped drive them to a 15.5% total return. Apartments, hotels and office lagged with 4.3%, 6.8% and 9.0% total returns, respectively.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1




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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

    The fund's best performing investments during the quarter were in the regional mall (22.1% total return) and health care (18.1%) sectors, while the worst performing sector for the fund was the apartment sector, which had a 7.1% total return. Ventas Inc., continuing where it left off from last year, was the fund's best performing stock, contributing a total return of 26.5% during the quarter. Other standouts included Newcastle Investment Corp, Glimcher Realty Trust, Macerich Company and Mills Corp., all of which provided total returns in excess of 20%. Laggards during the quarter were Equity Office Properties, Camden Property Trust and Ramco-Gershenson Property Trust, each of which had a total return of less than 3%.

    Taking a more thematic approach toward examining the determinants of performance within the REIT sector during the first quarter, we have observed that cash flow growth has been the dominant driver. We found a meaningful correlation between current cash flow growth rate and first quarter stock price performance. In our view, those companies that are facing positive property fundamentals and those that have the ability to deploy capital at attractive yields (whether through acquisitions or redevelopment of existing real estate, or through ground-up development) also tend to have an attractive cost of both equity and debt capital. This has enabled many of these companies to expand their portfolios even more profitably. This activity, of course, often has the potential to result in a very positive effect on growth in both net asset value and earnings.

    Not surprisingly, the stock prices of many of the aggressive acquirers of property have appreciated the most during the first quarter. Skeptics may observe that property prices look expensive by historical standards. However, we expect the economic recovery to continue and therefore do not believe that there will be a better buying opportunity a year from now if our forecast for stronger job growth, increased occupancies, and higher rents is realized.

    The converse of this has been true for companies on the opposite side of this trend. Companies that have viewed the current pricing of real estate assets as expensive or even somewhat irrational have opted to be net sellers of assets -- de-leveraging and waiting for a better buying opportunity. The practitioners of this strategy have been rewarded with anemic stock price appreciation. The market's judgment appears to be that these companies have foregone an opportunity to boost earnings and create value.

INVESTMENT OUTLOOK

    As discussed, a very strong March increase in U.S. nonfarm payrolls was announced on April 2, 2004, well in excess of consensus expectations (308,000 new jobs created versus an expectation of 120,000). The bond and stock markets reacted negatively to the news, as did REITs, due to concerns that the Federal Reserve would raise interest rates. REIT stock prices declined in the week following the release of the jobs report as investors took profits from a group of stocks that had appreciated without interruption for the past 14 months. While REITs have demonstrated little correlation with interest rates over longer periods of time, it appears that in the short term, the extreme bond market activity has negatively impacted REITs. The more defensive sectors such as shopping centers and health care underperformed, while the more cyclical sectors such as office and apartments declined less.

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                                       2




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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

    We believe that this has been a temporary correction in the REIT market driven by valuation concerns by some investors as well as by short-term technical factors. Ironically, if strong job growth continues in the coming months, as we expect, real estate fundamentals should respond very favorably, especially in the apartment and office sectors where job growth is the single greatest determinant of demand for space.

    We continue to maintain a positive outlook for the U.S. economy. At this time, in our opinion, all the pre-conditions for strong job growth are in place. Corporate profits have staged a dramatic recovery and are at an all-time high as a percentage of GDP. Therefore, it is increasingly profitable for firms to hire the next incremental worker. The recently reported declines in weekly initial jobless claims to three-year lows and the spike in the monthly change in nonfarm payrolls to the highest levels in four years have finally begun to demonstrate that this is occurring.

    Though not widely understood, we believe that job growth has actually been occurring for some time. Many of the companies that we invest in are on the front lines of the consumer and corporate economy. A number of the office and apartment companies that we speak with have observed improved leasing activity for their portfolios that would contradict the virtually nonexistent rate of job growth implied by the official government statistics until recently. Thus, we believe that a normal cyclical economic recovery is in the process of unfolding. In addition, the supply/demand dynamic in most real estate markets is turning more positive. Many real estate companies are adding value, in our view, by making real estate investments in a profitable and disciplined fashion. As a result of the historically low interest rate environment of the last few years, many REITs were able to improve their balance sheets in a way that gives these companies better potential for an attractive spread between property yields and their blended cost of capital. As a result, our forecast is that cash flow growth rates for REITs should begin to accelerate in 2004 after declining in 2003.

    With earnings visibility improving, our forecast is for a resumption of meaningful dividend increases in the next year or two. This is an important factor to consider when assessing how REITs react to rising interest rates. Unlike fixed income securities, REITs have the potential to increase their dividends as the economy expands and companies see their earnings increase, which can help to offset rising rates. During the last economic expansion, for example (the period from 1992 through 2001), REITs increased their dividends on average by about 7% per year.

    With the recent pullback, REITs are now back to trading closely in line with their underlying net asset values. As a result, we believe REIT valuations are now more attractive than at any time over the past several months. Thus, while market activity could continue to be choppy over the near term, we believe that REIT

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                                       3




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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

fundamentals are poised to continue to improve, which should be positive for dividends and share prices over the intermediate and longer term.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

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                                       4




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               COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                          OUR LEVERAGE STRATEGY

    The bond market reacted to the strong March jobs report released on April 2nd by turning in its worst single day in 20 years, with the yield on the 10-year Treasury bond increasing from 3.9% to 4.2%. While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. In this period of significant interest rate volatility, and with the possibility that interest rates could trend higher in the near term, we want to take the opportunity to review our leverage strategy.

    Our leverage strategy involves issuing auction market preferred stock (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of March 31, 2004, AMPS represented 30% of the fund's total capital. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 70% of our borrowings at an average interest rate of 3.6%, for an average remaining period of
    3.7 years (when we first entered into the swaps, the average term was 5 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.


                        LEVERAGE FACTS

         Leverage (as % of total assets)............ 30%
         % Fixed Rate............................... 70%
         % Variable Rate............................ 30%
         Average Rate on Swaps...................... 3.6%
         Average Term on Swaps...................... 3.7 years
         Current Rate on AMPS....................... 1.1%

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                                       5





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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2004 (UNAUDITED)

                                                             NUMBER                     DIVIDEND
                                                            OF SHARES       VALUE       YIELD(a)
                                                           -----------   ------------   --------
EQUITIES                                        139.78%(b)
  COMMON STOCK                                  121.85%
    DIVERSIFIED                                  13.86%
         Colonial Properties Trust......................       514,400   $ 20,987,520     6.57%
         Crescent Real Estate Equities Co. .............     1,237,400     22,236,078     8.35
         iStar Financial................................       336,800     14,246,640     6.60
         Vornado Realty Trust...........................       640,700     38,749,536     4.70
                                                                         ------------
                                                                           96,219,774
                                                                         ------------
    HEALTH CARE                                  16.21%
         Health Care Property Investors.................     1,065,800     30,162,140     5.90
         Health Care REIT...............................       555,800     22,565,480     5.91
         Nationwide Health Properties...................     1,009,400     22,479,338     6.65
         Ventas.........................................     1,358,800     37,339,824     4.73
                                                                         ------------
                                                                          112,546,782
                                                                         ------------
    HOTEL                                         1.76%
         Hospitality Properties Trust...................       263,300     12,217,120     6.21
                                                                         ------------
    INDUSTRIAL                                    6.95%
         First Industrial Realty Trust..................       590,200     23,312,900     6.94
         Keystone Property Trust........................     1,025,000     24,917,750     5.43
                                                                         ------------
                                                                           48,230,650
                                                                         ------------
    MORTGAGE                                      2.51%
         Newcastle Investment Corp. ....................       516,937     17,420,777     7.12
                                                                         ------------
    OFFICE                                       35.15%
         Arden Realty...................................       758,400     24,519,072     6.25
         Boston Properties..............................       233,600     12,686,816     4.64
         Brandywine Realty Trust........................     1,021,000     31,191,550     5.76
         CarrAmerica Realty Corp. ......................       798,500     27,069,150     5.90
         Equity Office Properties Trust.................     1,472,600     42,543,414     6.92
         HRPT Properties Trust..........................       439,600      4,967,480     7.08
         Highwoods Properties...........................       729,200     19,112,332     6.49
         Mack-Cali Realty Corp. ........................       846,400     38,011,824     5.61
         Maguire Properties.............................       507,800     12,999,680     6.25
         Prentiss Properties Trust......................       840,400     31,010,760     6.07
                                                                         ------------
                                                                          244,112,078
                                                                         ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(b) Percentages indicated are based on the fund net assets.

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                                       6




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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                             NUMBER                     DIVIDEND
                                                            OF SHARES       VALUE        YIELD
                                                           -----------   ------------   --------

    OFFICE/INDUSTRIAL                             10.88%
         Kilroy Realty Corp.............................       114,100   $  4,050,550     5.58%
         Liberty Property Trust.........................       836,800     37,656,000     5.38
         Mission West Properties........................       898,700     11,907,775     7.25
         Reckson Associates Realty Corp. ...............       780,900     21,974,526     6.04
                                                                         ------------
                                                                           75,588,851
                                                                         ------------
    RESIDENTIAL -- APARTMENT                     16.18%
         AMLI Residential Properties Trust..............        65,000      1,836,250     6.80
         Archstone-Smith Trust..........................       976,500     28,816,515     5.83
         AvalonBay Communities..........................       374,100     20,044,278     5.23
         Camden Property Trust..........................       507,200     22,798,640     5.65
         Gables Residential Trust.......................       466,500     16,910,625     6.65
         Home Properties................................       303,100     12,351,325     6.09
         Mid-America Apartment Communities..............       258,800      9,609,244     6.30
                                                                         ------------
                                                                          112,366,877
                                                                         ------------
    SELF STORAGE                                  0.43%
         Sovran Self Storage............................        71,500      2,986,555     5.77
                                                                         ------------
    SHOPPING CENTER                              17.92%
       COMMUNITY CENTER                           5.43%
         Cedar Shopping Centers.........................       180,000      2,554,200     4.51
         Heritage Property Investment Trust.............       385,800     11,998,380     6.75
         Kramont Realty Trust...........................       230,500      4,356,450     6.88
         New Plan Excel Realty Trust....................        55,900      1,528,865     6.03
         Ramco-Gershenson Properties Trust..............       613,400     17,297,880     5.96
                                                                         ------------
                                                                           37,735,775
                                                                         ------------
       REGIONAL MALL                             12.49%
         CBL & Associates Properties....................        64,200      3,938,028     4.73
         Glimcher Realty Trust..........................       594,700     16,116,370     7.08
         Macerich Co....................................       609,800     32,868,220     4.53
         Mills Corp.....................................       635,000     33,839,150     4.47
                                                                         ------------
                                                                           86,761,768
                                                                         ------------
         TOTAL SHOPPING CENTER..........................                  124,497,543
                                                                         ------------
              TOTAL COMMON STOCK (Identified
                cost -- $592,152,871)...................                  846,187,007
                                                                         ------------

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                                       7




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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)




                                                             NUMBER                     DIVIDEND
                                                            OF SHARES       VALUE        YIELD
                                                           -----------   ------------   --------
  PREFERRED STOCK                                17.93%
    AUTOMOTIVE                                    0.30%
         Capital Automotive REIT, 7.50%, Series A.......        80,000   $  2,064,000     7.29%
                                                                         ------------
    DIVERSIFIED                                   1.96%
         Colonial Properties Trust, 8.125%, Series D....       190,300      5,221,832     7.40
         Crescent Real Estate Equities Co., 6.75%,
            Series A (Convertible)......................        10,900        248,847     7.40
         Crescent Real Estate Equities Co., 9.50%,
            Series B....................................       137,400      3,988,722     8.20
         iStar Financial, 7.80%, Series F...............       100,000      2,595,000     7.51
         iStar Financial, 7.65%, Series G...............        60,000      1,560,000     7.35
                                                                         ------------
                                                                           13,614,401
                                                                         ------------
    HEALTH CARE                                   1.03%
         LTC Properties, 8.50%, Series E................       153,900      5,586,570     5.87
         Omega Healthcare Investors, 8.375%,
            Series D....................................        60,000      1,572,000     7.98
                                                                         ------------
                                                                            7,158,570
                                                                         ------------
    HOTEL
         Equity Inns, 8.75%, Series B..............1.83%       180,000      4,860,000     8.11
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)...............................        26,500        634,675     8.14
         FelCor Lodging Trust, 9.00%, Series B..........        25,100        638,042     8.85
         Host Marriott Corp., 10.00%, Series A..........        17,900        468,085     9.56
         Host Marriott Corp., 10.00%, Series B..........        69,100      1,783,471     9.69
         Host Marriott Corp., 10.00%, Series C..........        99,200      2,728,000     9.09
         Host Marriott Financial Trust, 6.75%, QUIPS
            (Convertible)(a)............................        17,300        887,473     6.59
         LaSalle Hotel Properties, 10.25%, Series A.....        25,400        702,818     9.25
                                                                         ------------
                                                                           12,702,564
                                                                         ------------
    INDUSTRIAL                                    0.60%
         Keystone Property Trust, 9.125%, Series D......       149,900      4,129,745     8.28
         ProLogis, 8.54%, Series C......................           980         59,228     7.07
                                                                         ------------
                                                                            4,188,973
                                                                         ------------
    MORTGAGE                                      0.46%
         Newcastle Investment Corp., 9.75%, Series B....       111,300      3,166,485     8.58
                                                                         ------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities

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                                       8




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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)


                                                             NUMBER                     DIVIDEND
                                                            OF SHARES       VALUE        YIELD
                                                           -----------   ------------   --------
    OFFICE                                        2.86%
         Alexandria Real Estate Equities, 9.10%,
            Series B....................................         2,000   $     55,300     8.25%
         Cousins Properties, 7.75%, Series A............        87,660      2,410,650     7.05
         HRPT Properties Trust, 8.75%, Series B.........       400,000     11,300,000     7.75
         Highwoods Properties, 8.625%, Series A.........         2,679      2,855,647     8.09
         Highwoods Properties, 8.00%, Series D..........        37,000        932,400     7.94
         Maguire Properties, 7.625%, Series A...........        90,500      2,333,995     7.41
                                                                         ------------
                                                                           19,887,992
                                                                         ------------
    OFFICE/INDUSTRIAL                             0.28%
         Reckson Associates Realty Corp., 7.625%,
            Series A....................................        73,300      1,942,450     7.21
                                                                         ------------
    RESIDENTIAL -- APARTMENT                      0.70%
         Apartment Investment & Management Co., 9.375%,
            Series G....................................         2,500         68,375     8.56
         Apartment Investment & Management Co., 10.10%,
            Series Q....................................         5,800        155,672     9.43
         Apartment Investment & Management Co., 10.00%,
            Series R....................................           100          2,680     9.33
         Mid-America Apartment Communities, 8.30%,
            Series H....................................       120,800      3,177,040     7.91
         Post Properties, 8.50%, Series A...............        12,000        741,000     6.88
         United Dominion Realty Trust, 8.60%,
            Series B....................................        25,000        680,500     7.90
                                                                         ------------
                                                                            4,825,267
                                                                         ------------
    SHOPPING CENTER                               7.91%
       COMMUNITY CENTER                           1.60%
         Commercial Net Lease Realty, 9.00%,
            Series A....................................       100,500      2,773,800     8.15
         Developers Diversified Realty Corp., 8.60%,
            Series F....................................        23,200        632,200     7.89
         Federal Realty Investment Trust, 8.50%,
            Series B....................................        20,000        552,800     7.71
         Ramco-Gershenson Property Trust, 9.50%,
            Series B....................................       189,100      5,389,350     8.35
         Urstadt Biddle Properties, 8.50%, Series C.....        16,000      1,784,000     7.62
                                                                         ------------
                                                                           11,132,150
                                                                         ------------
       OUTLET CENTER                              0.61%
         Chelsea Property Group, 8.375%, Series A.......        70,800      4,243,575     6.99
                                                                         ------------

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                                       9

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                             NUMBER                     DIVIDEND
                                                            OF SHARES       VALUE        YIELD
                                                           -----------   ------------   --------
REGIONAL MALL                                     5.70%
         CBL & Associates Properties, 7.75%,
            Series C....................................       145,200   $  3,869,580     7.28%
         Glimcher Realty Trust, 8.75%, Series F.........        40,000      1,067,200     8.21
         Glimcher Realty Trust, 8.125%, Series G........        80,000      2,072,000     7.84
         Mills Corp., 9.00%, Series B(a)................       714,100     19,880,544     8.08
         Mills Corp., 9.00%, Series C...................       140,000      3,885,000     8.11
         Mills Corp., 8.75%, Series E...................        80,000      2,192,000     7.99
         Pennsylvania Real Estate Investment Trust,
            11.00%, Series A............................        98,300      5,996,300     9.02
         Taubman Centers, 8.30%, Series A...............        25,000        630,500     8.25
                                                                         ------------
                                                                           39,593,124
                                                                         ------------
         TOTAL SHOPPING CENTER..........................                   54,968,849
                                                                         ------------
              TOTAL PREFERRED STOCK (Identified
                cost -- $111,200,473)...................                  124,519,551
                                                                         ------------
              TOTAL EQUITIES (Identified
                cost -- $703,353,344)...................                  970,706,558
                                                                         ------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                           -----------
CORPORATE BOND                                    2.25%
       HMH Properties, 7.875%, due 8/1/08...............   $ 4,000,000      4,175,000
       Host Marriott, LP, 9.50%, due 1/15/07............     5,000,000      5,625,000
       Ventas Realty, LP, 9.00%, due 5/1/12.............     5,000,000      5,800,000
                                                                         ------------
              TOTAL CORPORATE BOND (Identified
                cost -- $13,560,133)....................                   15,600,000
                                                                         ------------
TOTAL INVESTMENTS (Identified
  cost -- $716,913,477) ........................ 142.03%                  986,306,558
LIABILITIES IN EXCESS OF OTHER ASSETS .........  (0.13%)                     (883,198)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET PREFERRED
  SHARES:
  SERIES M, SERIES T, SERIES TH, AND SERIES F
  (Equivalent to  $25,000 per share based on
  2,400 shares outstanding for Series M,
  Series T, Series TH and Series F) ..........  (34.56%)                  (240,000,000)
LIQUIDATION VALUE OF AUCTION MARKET PREFERRED SHARES:
  SERIES M28 (Equivalent to $25,000 based on 2,040
  shares outstanding) .........................  (7.34%)                  (51,000,000)
                                                 ------                  ------------
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to
  $21.92 per share based on 31,681,637 shares
  of capital stock outstanding) ..............  100.00%                 $694,423,360
                                                ------                   ------------
                                                ------                   ------------

-------------------
(a) 192,000 shares segregated as collateral for the interest rate swap transactions.

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                                       10

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap transactions with Merrill Lynch Derivative Products, UBS AG, Fleet Global Markets and Royal Bank of Canada. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 192,000 shares of Mills Corp., 9.00%, Series B as collateral for the interest rate swap transactions. Details of the interest rate swap transactions as of March 31, 2004 are as follows:

                                                         FLOATING RATE(a)
                                    NOTIONAL     FIXED        (RESET       TERMINATION     UNREALIZED
          COUNTERPARTY               AMOUNT       RATE       MONTHLY)         DATE        DEPRECIATION
---------------------------------  -----------   ------  ----------------  -----------   --------------
Merrill Lynch Derivative
  Products.......................  $38,000,000   2.930%       1.090%       10/18/2005     $  (769,994)
Merrill Lynch Derivative
  Products.......................  $38,000,000   3.660%       1.090%       10/18/2007     $(1,363,355)
Merrill Lynch Derivative
  Products.......................  $38,000,000   4.160%       1.090%       10/18/2009     $(1,666,244)
UBS AG...........................  $22,000,000   2.920%       1.090%       10/18/2005     $  (442,341)
UBS AG...........................  $22,000,000   3.642%       1.090%       10/18/2007     $  (780,376)
UBS AG...........................  $22,000,000   4.165%       1.090%       10/19/2009     $  (970,391)
Fleet Global Markets.............  $11,850,000   3.215%       1.098%        10/2/2008     $  (152,296)
Royal Bank of Canada.............  $11,850,000   3.680%       1.090%       10/22/2008     $  (386,442)
                                                                                          -----------
                                                                                          $(6,531,439)
                                                                                          -----------
                                                                                          -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2004.

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                                       11

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2004 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03..............                 $613,366,435            $19.36
    Net investment income..................  $  8,322,574                  $ 0.27
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions........................    84,463,254                    2.67
Distributions from net investment income
  to:
    Common shareholders....................   (10,930,165)                  (0.35)
    Preferred shareholders.................      (798,738)                  (0.03)
                                             ------------                  ------
Net increase in net asset value............                   81,056,925              2.56
                                                            ------------            ------
End of period: 3/31/04.....................                 $694,423,360            $21.92
                                                            ------------            ------
                                                            ------------            ------

                          AVERAGE ANNUAL TOTAL RETURNS(b)
                   (PERIODS ENDED MARCH 31, 2004) (UNAUDITED)

                                SINCE INCEPTION
ONE YEAR                           (8/30/02)
--------                        ---------------
 78.34%                             37.91%

--------------------------------------------------------------------------------
                         REINVESTMENT PLAN
    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
    purchase, from time to time, shares of its common stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at
    cohenandsteers.com or (iii) on the Securities and Exchange
    Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------








-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.
(b) Based on net asset value.

--------------------------------------------------------------------------------
                                       12

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                                       13

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:



               FOR HIGH CURRENT INCOME                                 FOR TOTAL RETURN
         COHEN AND STEERS EQUITY INCOME FUND                   COHEN AND STEERS REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                   FOR TOTAL RETURN                                 FOR CAPITAL APPRECIATION
            COHEN AND STEERS UTILITY FUND                     COHEN AND STEERS SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM
 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       14

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION


Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Gregory C. Clark                       FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director
                                       TRANSFER AGENT -- COMMON SHARES
George Grossman                        Equiserve Trust Company
Director                               150 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                          The Bank of New York
Director                               100 Church Street
                                       New York, NY 10007
Willard H. Smith Jr.
Director                               LEGAL COUNSEL
                                       Simpson Thacher & Bartlett LLP
Greg E. Brooks                         425 Lexington Avenue
Vice president                         New York, NY 10017

Adam Derechin
Vice president and assistant treasurer New York Stock Exchange Symbol: RPF

Lawrence B. Stoller                    Web site: cohenandsteers.com
Assistant secretary
                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale
                                       of fund shares. Past performance is of
                                       course no guarantee of future results
                                       and your investment may be worth more
                                       or less at the time you sell.

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                                       15

COHEN & STEERS
PREMIUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                 COHEN & STEERS PREMIUM INCOME REALTY FUND

                  --------------------------------------

                           QUARTERLY REPORT
                            MARCH 31, 2004